Exhibit 99(1)

      Hess Reports Estimated Results for the Third Quarter of 2007

    Third Quarter Highlights:

    -- Net Income was $395 million compared with $296 million in third quarter 2006.

    -- Cash flows from operations were $863 million compared with $828 million in third quarter 2006.

    -- Oil and gas production was 357,000 barrels per day, up from 352,000 in third quarter 2006.

    -- Debt to capitalization ratio decreased to 29.5 percent at September 30, 2007, from 31.6 percent at the end of 2006.

    NEW YORK--(BUSINESS WIRE)--Oct. 31, 2007--Hess Corporation (NYSE:
HES) reported net income of $395 million for the third quarter of 2007 compared with net income of $296 million for the third quarter of 2006. The after-tax results by major operating activity were as follows:



                                Three months ended  Nine months ended
                                   September 30        September 30
                                   (unaudited)         (unaudited)
                               -------------------- ------------------
                                  2007       2006     2007      2006
                               ----------- -------- --------- --------
                               (In millions, except per share amounts)

Exploration and Production       $    414  $   206   $ 1,259  $ 1,413
Marketing and Refining                 46      152       269      327
Corporate                             (28)     (31)      (91)     (83)
Interest expense                      (37)     (31)     (115)     (96)
                               ----------- -------- --------- --------

Net income                       $    395  $   296   $ 1,322  $ 1,561
                               =========== ======== ========= ========

Net income per share (diluted)   $   1.23  $  0.94   $  4.15  $  4.95
                               =========== ======== ========= ========

Weighted average number of
 shares (diluted)                   319.9    316.0     318.6    315.5
                               =========== ======== ========= ========

Note: See the following page for a table of items affecting the comparability of earnings between periods.


    Exploration and Production earnings were $414 million in the third quarter of 2007 compared with $206 million in the third quarter of 2006. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 357,000 barrels per day in the third quarter of 2007 compared with 352,000 barrels per day in the third quarter of 2006. In the third quarter of 2007, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $65.26 per barrel, an increase of $6.45 per barrel from the third quarter of 2006. The Corporation's average worldwide natural gas selling price was $5.38 per Mcf in the third quarter of 2007, compared to $4.94 per Mcf in the third quarter of 2006.

    Marketing and Refining earnings were $46 million in the third quarter of 2007 compared with $152 million in the third quarter of 2006. Refining earnings decreased to $25 million in the third quarter of 2007 from $63 million in the third quarter of 2006, reflecting lower refined product margins. Marketing results were $21 million in the third quarter of 2007 compared with $63 million in the third quarter of 2006, also reflecting lower margins. Trading operations were breakeven in the third quarter of 2007 compared with earnings of $26 million in the third quarter of 2006.

    The following items, on an after-tax basis, are included in net income (in millions):



                                Three months ended   Nine months ended
                                   September 30        September 30
                               --------------------  -----------------
                                  2007       2006     2007      2006
                               ----------  --------  -------  --------
Exploration and Production
-------------------------------
    Estimated production
      imbalance settlements    $   (33)     $    -   $  (33)  $     -
    Gains from asset sales           -           -       15       236
    Income tax adjustments           -        (105)       -       (45)
    Accrued office closing
     costs                           -           -        -       (18)
                               ----------  --------  -------  --------

                               $   (33)     $ (105)  $  (18)  $   173
                               ==========  ========  =======  ========



    Third quarter 2007 results include charges totaling $33 million for production imbalances resulting from adjustments to meter readings at two offshore fields. In the third quarter of 2006 the United Kingdom enacted a 10% supplementary tax on petroleum operations with an effective date of January 1, 2006. As a result, the Corporation recorded a charge of $105 million consisting of an incremental income tax of $60 million on operating earnings for the first half of 2006 and $45 million to adjust the United Kingdom deferred tax liability.

    Net cash provided by operating activities was $863 million in the third quarter of 2007 compared with $828 million in the third quarter of 2006. Capital and exploratory expenditures for the third quarter of 2007 amounted to $838 million, of which $800 million related to Exploration and Production operations. Capital and exploratory expenditures for the third quarter of 2006 amounted to $830 million, of which $783 million related to Exploration and Production operations.

    At September 30, 2007, cash and cash equivalents totaled $565 million compared with $383 million at December 31, 2006. Total debt was $3,985 million at September 30, 2007 and $3,772 million at December 31, 2006. The Corporation's debt to capitalization ratio at September 30, 2007 was 29.5% compared with 31.6% at the end of 2006.

    Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

    Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration for and the development, production, purchase, transportation and sale of crude oil and natural gas. The Corporation also manufactures, purchases, transports, trades and markets refined petroleum and other energy products.

    Forward Looking Statements

    Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                            Third     Third    Second
                                           Quarter   Quarter   Quarter
                                            2007      2006      2007
                                          --------  --------  --------

Income Statement
-----------------------------------------
Revenues and Non-operating Income
  Sales (excluding excise taxes) and
   other operating revenues               $  7,451  $  7,035  $ 7,421
  Non-operating income
    Equity in income of HOVENSA L.L.C.          19        67       81
    Gain on asset sales                          -         -       21
    Other, net                                  34        25       23
                                          --------  --------  --------

      Total revenues and non-operating
       income                                7,504     7,127    7,546
                                          --------  --------  --------

Costs and Expenses
  Cost of products sold (excluding items
   shown separately below)                   5,322     4,899    5,190
  Production expenses                          394       323      377
  Marketing expenses                           238       230      241
  Exploration expenses, including dry
   holes and lease impairment                  131       221       90
  Other operating expenses                      45        32       37
  General and administrative expenses          133       115      142
  Interest expense                              59        49       62
  Depreciation, depletion and
   amortization                                365       323      354
                                          --------  --------  --------

      Total costs and expenses               6,687     6,192    6,493
                                          --------  --------  --------

  Income before income taxes                   817       935    1,053
  Provision for income taxes                   422       639      496
                                          --------  --------  --------

  Net income                              $    395  $    296  $   557
                                          ========  ========  ========

  Preferred stock dividends                      -        12        -
                                          --------  --------  --------

  Net income applicable to common
   stockholders                           $    395  $    284  $   557
                                          ========  ========  ========

Supplemental Income Statement Information
-----------------------------------------
  Foreign currency gains (losses), after-
   tax                                    $      1  $      -  $    (7)
  Capitalized interest                          18        25       16

Cash Flow Information
-----------------------------------------
  Net cash provided by operating
   activities (*)                         $    863  $    828  $ 1,199

Capital and Exploratory Expenditures
-----------------------------------------
  Exploration and Production
    United States                         $    270  $    252  $   391
    International                              530       531      568
                                          --------  --------  --------

      Total Exploration and Production         800       783      959
  Marketing and Refining                        38        47       34
                                          --------  --------  --------

      Total Capital and Exploratory
       Expenditures                       $    838  $    830  $   993
                                          ========  ========  ========

  Exploration expenses charged to income
   included above
    United States                         $     67  $     19  $    42
    International                               36        23       19
                                          --------  --------  --------

                                          $    103  $     42  $    61
                                          ========  ========  ========

(*) Includes changes in working capital




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                                      Nine Months
                                                  --------------------
Income Statement                                    2007       2006
------------------------------------------------- ---------  ---------
Revenues and Non-operating Income
  Sales (excluding excise taxes) and other
   operating revenues                             $ 22,191   $  20,912
  Non-operating income
    Equity in income of HOVENSA L.L.C.                 156         172
    Gain on asset sales                                 21         369
    Other, net                                          56          59
                                                  ---------  ---------

      Total revenues and non-operating income       22,424      21,512
                                                  ---------  ---------

Costs and Expenses
  Cost of products sold (excluding items shown
   separately below)                                15,922      14,854
  Production expenses                                1,118         892
  Marketing expenses                                   701         686
  Exploration expenses, including dry holes and
   lease impairment                                    314         412
  Other operating expenses                             115          89
  General and administrative expenses                  406         354
  Interest expense                                     185         150
  Depreciation, depletion and amortization           1,046         871
                                                  ---------  ---------

      Total costs and expenses                      19,807      18,308
                                                  ---------  ---------

  Income before income taxes                         2,617       3,204
  Provision for income taxes                         1,295       1,643
                                                  ---------  ---------

  Net income                                      $  1,322   $   1,561
                                                  =========  =========

  Preferred stock dividends                              -          36
                                                  ---------  ---------

  Net income applicable to common stockholders    $  1,322   $   1,525
                                                  =========  =========


Supplemental Income Statement Information
-------------------------------------------------
  Foreign currency gains (losses), after-tax      $    (10)  $       5
  Capitalized interest                                  49          75

Cash Flow Information
-------------------------------------------------
  Net cash provided by operating activities (*)   $  2,701   $   2,712

Capital and Exploratory Expenditures
-------------------------------------------------
  Exploration and Production
    United States                                 $  1,312   $     639
    International                                    1,606       2,264
                                                  ---------  ---------

          Total Exploration and Production           2,918       2,903
  Marketing and Refining                                94         122
                                                  ---------  ---------

          Total Capital and Exploratory
           Expenditures                           $  3,012   $   3,025
                                                  =========  =========

  Exploration expenses charged to income included
   above
    United States                                 $    149   $      68
    International                                       90          74
                                                  ---------  ---------

                                                  $    239   $     142
                                                  =========  =========

(*) Includes changes in working capital




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
               SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                            September 30   December 31
                                                2007          2006
                                           -------------  ------------
Balance Sheet Information
------------------------------------------

Cash and cash equivalents                  $        565   $       383
Other current assets                              4,704         5,465
Investments                                       1,191         1,243
Property, plant and equipment - net              14,273        12,308
Other long-term assets                            3,203         3,043
                                           -------------  ------------

Total assets                               $     23,936   $    22,442
                                           =============  ============

Current maturities of long-term debt       $         46   $        27
Other current liabilities                         6,356         6,712
Long-term debt                                    3,939         3,745
Other long-term liabilities                       4,086         3,811
Stockholders' equity excluding other
 comprehensive income (loss)                     11,083         9,711
Accumulated other comprehensive income
 (loss)                                          (1,574)       (1,564)
                                           -------------  ------------

Total liabilities and stockholders' equity $     23,936   $    22,442
                                           =============  ============




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                             Third Quarter 2007
                                       -------------------------------
                                       United
                                       States   International   Total
                                       -------  --------------  ------


Sales and other operating revenues     $   296  $        1,451  $1,747
Non-operating income                         1              29      30
                                       -------  --------------  ------
      Total revenues                       297           1,480   1,777
                                       -------  --------------  ------
Costs and expenses
  Production expenses, including
   related taxes                            80             314     394
  Exploration expenses, including dry
   holes and lease impairment               79              52     131
  General, administrative and other
   expenses                                 27              37      64
  Depreciation, depletion and
   amortization                             48             297     345
                                       -------  --------------  ------
      Total costs and expenses             234             700     934
                                       -------  --------------  ------

  Results of operations before income
   taxes                                    63             780     843
  Provision for income taxes                25             404     429
                                       -------  --------------  ------
Results of operations                  $    38  $          376  $  414
                                       =======  ==============  ======

                                             Third Quarter 2006
                                       -------------------------------
                                       United
                                       States   International   Total
                                       -------  --------------  ------


Sales and other operating revenues     $   314  $        1,351  $1,665
Non-operating income                        14               1      15
                                       -------  --------------  ------
      Total revenues                       328           1,352   1,680
                                       -------  --------------  ------
Costs and expenses
  Production expenses, including
   related taxes                            55             268     323
  Exploration expenses, including dry
   holes and lease impairment              164              57     221
  General, administrative and other
   expenses                                 21              25      46
  Depreciation, depletion and
   amortization                             35             271     306
                                       -------  --------------  ------
      Total costs and expenses             275             621     896
                                       -------  --------------  ------

  Results of operations before income
   taxes                                    53             731     784
  Provision for income taxes                20             558     578
                                       -------  --------------  ------
Results of operations                  $    33  $          173  $  206
                                       =======  ==============  ======

                                             Second Quarter 2007
                                       -------------------------------
                                       United
                                       States   International   Total
                                       -------  --------------  ------


Sales and other operating revenues     $   273  $        1,529  $1,802
Non-operating income                         -              28      28
                                       -------  --------------  ------
      Total revenues                       273           1,557   1,830
                                       -------  --------------  ------
Costs and expenses
  Production expenses, including
   related taxes                            70             307     377
  Exploration expenses, including dry
   holes and lease impairment               51              39      90
  General, administrative and other
   expenses                                 34              28      62
  Depreciation, depletion and
   amortization                             44             293     337
                                       -------  --------------  ------
      Total costs and expenses             199             667     866
                                       -------  --------------  ------

  Results of operations before income
   taxes                                    74             890     964
  Provision for income taxes                30             429     459
                                       -------  --------------  ------
Results of operations                  $    44  $          461  $  505
                                       =======  ==============  ======




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
           EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                              Nine Months 2007
                                      --------------------------------
                                        United
                                        States   International  Total
                                      ---------- -------------  ------
Sales and other operating revenues      $    810      $  4,250  $5,060
Non-operating income                           9            43      52
                                      ---------- -------------  ------
      Total revenues                         819         4,293   5,112
                                      ---------- -------------  ------
Costs and expenses
 Production expenses, including
  related taxes                              209           909   1,118
 Exploration expenses, including dry
  holes and lease impairment                 180           134     314
 General, administrative and other
  expenses                                    94            89     183
 Depreciation, depletion and
  amortization                               129           862     991
                                      ---------- -------------  ------
      Total costs and expenses               612         1,994   2,606
                                      ---------- -------------  ------
 Results of operations before income
  taxes                                      207         2,299   2,506
 Provision for income taxes                   81         1,166   1,247
                                      ---------- -------------  ------
Results of operations                   $    126      $  1,133  $1,259
                                      ========== =============  ======

                                              Nine Months 2006
                                      --------------------------------
                                        United
                                        States   International  Total
                                      ---------- -------------  ------
Sales and other operating revenues      $    988      $  3,854  $4,842
Non-operating income                         382            25     407
                                      ---------- -------------  ------
      Total revenues                       1,370         3,879   5,249
                                      ---------- -------------  ------
Costs and expenses
 Production expenses, including
  related taxes                              162           730     892
 Exploration expenses, including dry
  holes and lease impairment                 259           153     412
 General, administrative and other
  expenses                                    65            98     163
 Depreciation, depletion and
  amortization                                96           727     823
                                      ---------- -------------  ------
      Total costs and expenses               582         1,708   2,290
                                      ---------- -------------  ------
 Results of operations before income
  taxes                                      788         2,171   2,959
 Provision for income taxes                  284         1,262   1,546
                                      ---------- -------------  ------
Results of operations                   $    504      $    909  $1,413
                                      ========== =============  ======




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2007     2006     2007
                                             -------  -------  -------

Operating Data
--------------------------------------------
Net Production Per Day
--------------------------------------------
  Crude oil - barrels
    United States                                 31       34       31
    Europe                                        83      102       96
    Africa                                       123       86      115
    Asia and other                                20       13       26
                                             -------  -------  -------

      Total                                      257      235      268
                                             =======  =======  =======

  Natural gas liquids - barrels
    United States                                 11       11       10
    Europe                                         3        5        4
                                             -------  -------  -------

      Total                                       14       16       14
                                             =======  =======  =======

  Natural gas - mcf
    United States                                 87      109       86
    Europe                                       188      274      212
    Asia and other                               241      226      277
                                             -------  -------  -------

      Total                                      516      609      575
                                             =======  =======  =======

  Barrels of oil equivalent                      357      352      378
                                             =======  =======  =======


Average Selling Price
--------------------------------------------
  Crude oil - per barrel (including hedging)
    United States                            $ 73.20  $ 65.41  $ 61.41
    Europe                                     62.06    59.97    58.94
    Africa                                     64.38    54.52    58.02
    Asia and other                             70.69    67.24    70.73
      Worldwide                                65.26    58.81    60.05

  Crude oil - per barrel (excluding hedging)
    United States                            $ 73.20  $ 65.41  $ 61.41
    Europe                                     62.06    62.79    58.94
    Africa                                     73.49    66.43    67.04
    Asia and other                             70.69    67.24    70.73
      Worldwide                                69.85    64.73    63.94

  Natural gas liquids - per barrel
    United States                            $ 51.27  $ 49.17  $ 47.97
    Europe                                     48.44    50.30    58.26
      Worldwide                                50.58    49.54    51.68

  Natural gas - per mcf
    United States                            $  5.80  $  5.99  $  7.24
    Europe                                      6.09     5.37     4.54
    Asia and other                              4.69     3.91     4.42
      Worldwide                                 5.38     4.94     4.88




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                     SUPPLEMENTAL OPERATING DATA
          (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                      Nine Months
                                                  --------------------

                                                    2007       2006
                                                  ---------  ---------

Operating Data
-------------------------------------------------
Net Production Per Day
-------------------------------------------------
  Crude oil - barrels
    United States                                        31         38
    Europe                                               96        109
    Africa                                              112         84
    Asia and other                                       20         11
                                                  ---------  ---------

      Total                                             259        242
                                                  =========  =========

  Natural gas liquids - barrels
    United States                                        10         10
    Europe                                                5          4
                                                  ---------  ---------

      Total                                              15         14
                                                  =========  =========

  Natural gas - mcf
    United States                                        87        116
    Europe                                              249        266
    Asia and other                                      254        218
                                                  ---------  ---------

      Total                                             590        600
                                                  =========  =========

  Barrels of oil equivalent                             372        356
                                                  =========  =========


Average Selling Price
-------------------------------------------------
  Crude oil - per barrel (including hedging)
    United States                                 $   62.88  $   62.22
    Europe                                            56.95      58.41
    Africa                                            57.72      51.86
    Asia and other                                    66.59      64.39
      Worldwide                                       58.82      57.10

  Crude oil - per barrel (excluding hedging)
    United States                                 $   62.88  $   62.22
    Europe                                            56.95      60.85
    Africa                                            66.47      65.52
    Asia and other                                    66.59      64.39
      Worldwide                                       62.66      62.75

  Natural gas liquids - per barrel
    United States                                 $   47.43  $   47.07
    Europe                                            51.55      48.50
      Worldwide                                       48.83      47.51

  Natural gas - per mcf
    United States                                 $    6.75  $    6.68
    Europe                                             5.03       6.47
    Asia and other                                     4.55       3.93
      Worldwide                                        5.08       5.59




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   EXPLORATION AND PRODUCTION HEDGED PRICES AND VOLUMES (UNAUDITED)

The following is a summary of the Corporation's outstanding crude oil hedges at September 30, 2007:

                                               Brent Crude Oil*
                                        ------------------------------

     Maturity                              Average      Thousands of
                                        Selling Price  barrels per day
------------------                      -------------  ---------------

2007                                           $25.85               24
2008                                            25.56               24
2009                                            25.54               24
2010                                            25.78               24
2011                                            26.37               24
2012                                            26.90               24


------------------
* There were no WTI crude oil or natural gas hedges outstanding at September 30, 2007.


    The after-tax losses from crude oil hedges were $60 million in the third quarter of 2007 and $81 million in the third quarter of 2006. After-tax hedge losses totaled $155 million and $228 million for the nine months ended September 30, 2007 and 2006, respectively. The after-tax deferred hedge loss included in accumulated other comprehensive income at September 30, 2007 amounted to $1.4 billion.



            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                              Third    Third   Second
                                             Quarter  Quarter  Quarter
                                              2007     2006     2007
                                            -------- -------- --------

Financial Information (in millions of
 dollars)
--------------------------------------------

  Marketing and Refining Earnings
--------------------------------------------
  Income before income taxes                $    75  $   244  $   196
  Provision for income taxes                     29       92       74
                                            -------- -------- --------

       Marketing and Refining Earnings      $    46  $   152  $   122
                                            ======== ======== ========

  Summary of Marketing and Refining Earnings
--------------------------------------------
    Refining                                $    25  $    63  $    87
    Marketing                                    21       63        -
    Trading                                       -       26       35
                                            -------- -------- --------

       Total Marketing and Refining Earnings$    46  $   152  $   122
                                            ======== ======== ========

----------------------------------------------------------------------

Operating Data (in thousands unless noted)
--------------------------------------------

  Refined Product Sales (barrels per day)
--------------------------------------------
    Gasoline                                    216      212      224
    Distillates                                 134      130      119
    Residuals                                    45       54       52
    Other                                        42       37       19
                                            -------- -------- --------

       Total                                    437      433      414
                                            ======== ======== ========

Refinery Throughput (barrels per day)
--------------------------------------------
    HOVENSA - Crude runs                        459      475      397
    HOVENSA - Hess 50% share                    230      237      199
    Port Reading                                 61       62       64

                                    --------
Refinery Utilization                Refinery
                                    Capacity
--------------------------------------------
    HOVENSA                         (barrels
                                    per day)
      Crude                           500      91.9%    94.9%    79.4%
      FCC                             150      82.4%    92.0%    87.9%
      Coker                            58      92.6%    88.3%    53.3%
    Port Reading                       65      93.8%    95.8%    97.9%
                                    --------

Retail Marketing
------------------------------------
    Number of retail stations (a)             1,362    1,347    1,351
    Convenience store revenue (in millions
     of dollars) (b)                        $   279  $   271  $   274
    Average gasoline volume per station
     (gallons per month) (b)                    232      216      228


(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.




            HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
  MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                                       Nine Months
                                                    ------------------
                                                      2007      2006
                                                    --------  --------

Financial Information (in millions of
 dollars)
-----------------------------------------

  Marketing and Refining Earnings
-----------------------------------------
  Income before income taxes                        $   430   $   516
  Provision for income taxes                            161       189
                                                    --------  --------

      Marketing and Refining Earnings               $   269   $   327
                                                    ========  ========

  Summary of Marketing and Refining
   Earnings
-----------------------------------------
    Refining                                        $   166   $   195
    Marketing                                            64        91
    Trading                                              39        41
                                                    --------  --------

      Total Marketing and Refining
       Earnings                                     $   269   $   327
                                                    ========  ========

----------------------------------------------------------------------

Operating Data (in thousands unless
 noted)
-----------------------------------------

  Refined Product Sales (barrels per day)
-----------------------------------------
    Gasoline                                            212       220
    Distillates                                         142       136
    Residuals                                            63        61
    Other                                                30        38
                                                    --------  --------

      Total                                             447       455
                                                    ========  ========

  Refinery Throughput (barrels per day)
-----------------------------------------
    HOVENSA - Crude runs                                442       442
    HOVENSA - Hess 50% share                            221       221
    Port Reading                                         60        63

                                          ----------
  Refinery Utilization                     Refinery
                                           Capacity
----------------------------------------- ----------
    HOVENSA                                (barrels
                                           per day)
      Crude                                  500       88.4%     88.3%
      FCC                                    150       87.8%     82.0%
      Coker                                   58       78.1%     82.4%
    Port Reading                              65       92.2%     97.1%
                                          ----------

Retail Marketing
-----------------------------------------
Number of retail stations (a)                         1,362     1,347
Convenience store revenue (in millions of dollars)
 (b)                                                $   796   $   762
Average gasoline volume per station (gallons per
 month) (b)                                             217       211


(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.

    CONTACT: Hess Corporation
             Investors:
             Jay Wilson, 212-536-8940
             or
             Media:
             Jon Pepper, 212-536-8550